Banking Facility	12 Months Ended
Dec. 31, 2021
Banking Facility [Abstract]
Banking facility

Note 15 — Banking facility

Outstanding balance of banking facility consisted of the following:

Lender	Term	Interest rate	Collateral/Guarantee	December 31, 2020	December 31, 2021	December 31, 2021
				RMB	RMB	USD
DBS Bank, Ltd. (“DBS”)	July 8, 2020 to February 28, 2021	DBS Prevailing Cost of Funds +2.5% (Approximately 5%-5.5%)	Guaranteed by Mr. Huang Guanchao (Fe-da Electronics’ former director) and Mr. Lim Tzea (Fe-da Electronics’ general manager and director) and Mr. Lim Tzea’s assigned life insurance	13,049,800	—	—

On July 8, 2020, Fe-da Electronics received a revised USD 2 million (approximately RMB 13.0 million) banking facility from DBS to replace the old banking facility dated July 4, 2019. The revised banking facility is available for utilization from July 8, 2020 to July 8, 2021. The facility can be used as inventory/stock financing facility or trade facilities. Fe-Da mainly used the credit facilities for inventory financing. The funds are released from DBS to vendors directly and FE-DA is required to pay DBS in 60 days.

During the year ended December 31, 2020, Fe-da Electronics repaid USD 2,328,750 to the credit line. Interest expense pertaining to the above facility for the year ended December 31, 2020 amounted to RMB 87,460. During the year ended December 31, 2021, Fe-da Electronics borrowed additional USD 1,182,468 (RMB 7,628,698) and repaid USD 3,182,468 (RMB 20,531,708) to the credit line. Interest expense pertaining to the above facility for the year ended December 31, 2021 amounted to RMB 50,198 (USD 7,780). The outstanding balance of the facility has been paid off. As the owner of Fe-da Electronics has been changed after the acquisition, the revised banking facility is no longer available for utilization starting from February 2021.